Share-Based Compensation	6 Months Ended
Jun. 30, 2013
Share-Based Compensation [Abstract]
Share-Based Compensation
(2) Share-Based Compensation
The Company recognized compensation cost for share-based payments of $1, $23, $25 and $48 during the three and six months ended June 30, 2013 and July 1, 2012, respectively. As of June 30, 2013, all compensation cost for share-based payments have been recognized.
Restricted Share Grants (“RSGs”)
Under the GateHouse Media, Inc. Omnibus Stock Incentive Plan (the “Plan”), 266,795 RSGs were granted to Company directors, management and employees, 42,535 of which were both granted and forfeited during the year ended December 31, 2008. An additional 100,000 RSGs were granted to Company management during the year ended December 31, 2009. The majority of the RSGs issued under the Plan vest in increments of one-third on each of the first, second and third anniversaries of the grant date. In the event a grantee of an RSG is terminated by the Company without cause, a number of unvested RSGs immediately vest that would have vested under the normal vesting period on the next succeeding anniversary date following such termination. In the event an RSG grantee's employment with the Company is terminated without cause within twelve months after a change in control (as defined in the applicable award agreement), all unvested RSGs become immediately vested at the termination date. During the period prior to the lapse and removal of the vesting restrictions, a grantee of an RSG will have all of the rights of a stockholder, including without limitation, the right to vote and the right to receive all dividends or other distributions. As a result, the RSGs are reflected as outstanding common stock and the unvested RSGs have been excluded from the calculation of basic earnings per share. With respect to Company employees, the value of the RSGs on the date of issuance is recognized as employee compensation expense over the vesting period or through the grantee's eligible retirement date, if shorter, with an increase to additional paid-in-capital.
As of June 30, 2013 and July 1, 2012, there were 0 and 25,424 RSGs, respectively, issued and outstanding with a weighted average grant date fair value of $0.00 and $6.04, respectively. As of June 30, 2013, the aggregate intrinsic value of unvested RSGs was $0. During the three months ended June 30, 2013, the aggregate fair value of vested RSGs was $1.
RSG activity during the three months ended June 30, 2013 was as follows:

	Number of RSGs	Weighted-Average Grant Date Fair Value
Unvested at December 30, 2012	25,424	$6.04
Vested	(25,424)	6.04

Unvested at June 30, 2013	—	$—

FASB ASC Topic 718, “Compensation - Stock Compensation”, requires the recognition of share-based compensation for the number of awards that are ultimately expected to vest. The Company's estimated forfeitures are based on forfeiture rates of comparable plans. Estimated forfeitures are reassessed periodically and the estimate may change based on new facts and circumstances.